Certifications

Exhibit 31-1

I,  Reginald Hall,  President  and  Chief Executive Officer certify that:

1.   I  have  reviewed  this  quarterly report on Form 10-QSB of Advanced Integrated Management Services, Inc.

2.   Based on my knowledge, the report does not contain any untrue statement of a  material  fact  or  omit  to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to  the period covered by this  quarterly  report;

3.   Based  on  my  knowledge,  the  financial  statements,  and other financial information  included  in  this  quarterly  report,  fairly  present in all material  respects  the financial condition, results of operations and cash flows  of  the  registrant  as  of,  and for, the periods presented in this quarterly  report;

4.   The  registrant's  other  certifying  officer  and  I  am  responsible  for establishing and maintaining disclosure controls and procedures (as defined in  Exchange  Act  Rules  13a-14  and  15d-14) for the registrant and have:

a)   designed  such  disclosure  controls  and  procedures  to  ensure that material  information  relating  to  the  registrant,  including  its consolidated  subsidiaries, is made known to us by others within those entities,  particularly  during  the  period  in  which this quarterly report  is  being  prepared;

b)   evaluated  the  effectiveness  of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this  annual  report  ("Evaluation  Date");  and

c)   presented  in  this  annual  report  our  conclusions  about  the effectiveness  of  the disclosure controls and procedures based on our evaluation  as  of  the  Evaluation  Date;

5.   The  registrant's  other certifying officers and I have disclosed, based on our  most  recent  evaluation,  to  the registrant's auditors and the audit committee  of  registrant's  board  of directors (or persons performing the equivalent  functions):

a)   all  significant  deficiencies  in the design or operation of internal controls  which  could  adversely  affect  the registrant's ability to record,  process,  summarize  and  report  financial  data  and  have identified  for  the  registrant's auditors any material weaknesses in internal  controls;  and

b)   any  fraud, whether or not material, that involves management or other employees  who  have  a  significant role in the registrant's internal controls;  and

6.   The registrant's other certifying officers and I have indicated in this quarterly  report whether there were significant changes in internal controls or in other  factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/  Reginald Hall

Reginald Hall

President  and  Chief  Executive  Officer

Date: September 1, 2004